-------------------------------------------------------------------------------
                                  ANNUAL REPORT
-------------------------------------------------------------------------------
                                 April 30, 2001
-------------------------------------------------------------------------------


                                   Value Line
                                   Convertible
                                   Fund, Inc.






                                     [LOGO]
                            -------------------------
                                V A L U E L I N E
                                     No-Load
                                     Mutual
                                      Funds

Value Line Convertible Fund, Inc.


                                             To Our Value Line To Our Value Line
================================================================================

To Our Shareholders:

We are pleased to report that your Fund performed better than the unmanaged S&P 500 index. This being said, due to our emphasis on high quality, large-cap growth companies, your fund unfortunately returned less than the Lipper Convertible Peer Group Average (a collection of convertible funds), for the year ending April 30, 2001. Because the market environment favored mid-to-small cap value companies, at a time when the Value Line Convertible Survey, a screen which we utilize for our selection process, tended to favor growth stocks, your Fund's performance fell short of its benchmark.

                                           Year ended
                                            4/30/01
                                           ---------
o Value Line Convertible Fund............  -11.38%
o Lipper Convertible Peer Group Avg(1)...   -5.70%
o S&P 500(2).............................  -12.97%

During our fiscal year ended April 30, 2001, the financial markets experienced a very tumultuous period in which the stock market swung dramatically. Stocks were generally stable through September 2000 and then fell into a prolonged slide through March, ending the fiscal year with a pronounced rally in April.

Interest rates were also volatile. As represented by the thirty-year Treasury bond, interest rates trended lower, falling from 6.25% to 5.25% by mid-March 2001 only to jump up again to 5.80% at April 30, 2001.

Although the convertible market suffered two of its worst quarters in the last two decades, namely, the fourth quarter of 2000 and the first quarter of 2001, convertibles, as an asset class performed as expected, with returns exceeding those of the underlying stocks. Because the convertible market is concentrated in issuers of both smaller capitalization stocks and high-yield bonds, the convertibles market produced returns more in line with those sectors than with the major stock Indexes.

In seeking a strong return, your Fund benefited from an underweighting in the telecommunication sector, but was hurt by an underweighting in both the utility and consumer cyclical sectors.

The outlook for the markets is mixed, given uncertainties regarding the slowing domestic economy and its effect on corporate earnings, the impact of Fed policy and the outlook for inflation. Although the formerly high equity valuations have come down over the past year, there may be some further price declines. We believe that the stock market has possibly bottomed out, and is setting up for more normal long-run returns in the 8-10% range. We anticipate a recovery in the economy later this year, as a result of the Fed's easy monetary policy and the federal government's tax-rebate program.

Our strategy is to select lower-risk convertibles with good liquidity, strong capitalization, and solid credit worthiness that offer favorable prospects for market appreciation. Favorable prospects, in our view, represent a balance between securities with solid fundamentals and a high rank in the Value Line Convertible Survey.

As always, your confidence in Value Line is appreciated and we look forward to serving your future investment needs.


                                                   Sincerely,

                                                   /s/ Jean Bernhard Buttner
                                                   Jean Bernhard Buttner
                                                   Chairman and President
May 31, 2001

--------------------------------------------------------------------------------
(1) Lipper Convertible Securities Funds invest primarily in convertible bonds and/or convertible preferred stock. An investment cannot be made in a Peer Group Average.

(2) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                               Value Line Convertible Fund, Inc.


Convertible Fund Shareholders
================================================================================

Economic Observations

The domestic economy is operating at a modest pace as we approach the second half of the year. Evidence of this restrained level of business activity can be found in recent figures on manufacturing, home sales, and employment. Overall, we estimate that the economy will grow by just 1%-2% in the third quarter before expanding at a somewhat faster rate during the final period. Thereafter, we would expect the pace of business activity to quicken somewhat as the benefits of recent reductions in interest rates become apparent.

Inflationary  pressures,  meanwhile,  continue  to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some short-term pricing pressures could still evolve over the next few quarters, particularly if oil prices resume their upward climb in response to reduced energy production worldwide. The prospect of several additional months of modest economic improvement, however, should contain energy consumption, thereby helping to keep oil and gas prices from escalating once again.

Meanwhile, the Federal Reserve, taking note of the current subdued level of economic growth, has been reducing interest rates aggressively, with five rate reductions being enacted thus far this year. The Fed's objective in lowering interest rates at this time is to give the economy the lift needed to ensure that a late-2001 comeback is forged. Given the Fed's goal of ensuring that the the long business uptrend is sustained, we would expect the nation's central bank to trim interest rates further in the months ahead should the need arise.

Performance Data:*

                                Average         Value of
                                Annual         an Assumed
                                 Total         Investment
                                Return         of $10,000
                                ------         ----------
 1 year ended 3/31/01........  -22.45%           $ 7,755
 5 years ended 3/31/01.......    7.86%            14,597
10 years ended 3/31/01.......   10.99%            28,368


* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total returns at April 30, 2001 for the one-year, five-year and ten-year periods were -11.38%, 8.90%, and 11.56%, respectively.


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

================================================================================

         Comparison of a change in value of a $10,000 investment in the Value Line Convertible Fund, Inc. and the S&P 500 Index+



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRGAPH IN THE PRINTED MATERIAL.]

                                                      Value Line
                       S&P 500 Index            Convertible Fund, Inc.
4/91                    $10,000                         $10,000
7/91                    $10,417                         $10,372
10/91                   $10,627                         $11,107
1/92                    $11,153                         $11,739
4/92                    $11,403                         $11,641
7/92                    $11,749                         $11,992
10/92                   $11,684                         $12,340
1/93                    $12,333                         $13,480
4/93                    $12,456                         $13,755
7/93                    $12,775                         $14,526
10/93                   $13,430                         $14,970
1/94                    $13,921                         $15,306
4/94                    $13,119                         $14,513
7/94                    $13,434                         $14,535
10/94                   $13,950                         $14,471
1/95                    $13,995                         $14,491
4/95                    $15,410                         $15,461
7/95                    $16,942                         $16,630
10/95                   $17,638                         $16,539
1/96                    $19,406                         $17,948
4/96                    $20,066                         $19,491
7/96                    $19,749                         $19,216
10/96                   $21,888                         $20,604
1/97                    $24,518                         $21,513
4/97                    $25,106                         $21,206
7/97                    $30,042                         $23,782
10/97                   $28,915                         $24,388
1/98                    $31,114                         $24,789
4/98                    $35,419                         $26,516
7/98                    $35,838                         $25,448
10/98                   $35,274                         $22,883
1/99                    $41,222                         $25,590
4/99                    $43,148                         $25,285
7/99                    $43,078                         $25,904
10/99                   $44,328                         $27,880
1/00                    $45,487                         $33,646
4/00                    $47,518                         $33,684
7/00                    $46,945                         $32,634
10/00                   $47,028                         $32,622
1/01                    $45,077                         $31,431
4/01                    $41,353                         $29,852




                             From 5/1/91 to 4/30/01

+ The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
4

                                               Value Line Convertible Fund, Inc.

Schedule of Investments                                           April 30, 2001
================================================================================

  Principal
   Amount                                                               Value
--------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS & NOTES (73.2%)
             ADVERTISING (2.0%)
$   500,000  Getty Images, Inc.
               5%, 3/15/07....................................        $  371,250
  1,000,000  Young & Rubicam, Inc.
               3%, 1/15/05....................................           980,000
                                                                      ----------
                                                                       1,351,250

             APPAREL (1.6%)
  2,000,000  Jones Apparel Group, Inc.
               Series 144A, Zero
               Coupon, 2/1/21*................................         1,050,000

             CABLE TV (5.0%)
  1,000,000  Adelphia Communications
               Corp. 6%, 2/15/06..............................           920,000
    700,000  Cox Communications, Inc.
               Series 144A, 0.348%,
               2/23/21*.......................................           504,000
  1,000,000  Cox Enterprises, Inc.
               Series 144A, 2%,
               2/15/21*.......................................         1,025,000
  1,000,000  EchoStar Communications
               Corp. 4 7/8%, 1/1/07...........................           927,500
                                                                      ----------
                                                                       3,376,500

             COMPUTER &
               PERIPHERALS (0.5%)
    500,000  Redback Networks, Inc.
               5%, 4/1/07.....................................           323,750

             COMPUTER SOFTWARE
               & SERVICES (7.7%)
    500,000  Affiliated Computer
               Services, Inc. 4%,
               3/15/05........................................           871,250
    500,000  BEA Systems, Inc.
               4%, 12/15/06...................................           707,500
    250,000  BISYS Group, Inc. (The)
               Series 144A,
               4%, 3/15/06*...................................           248,750
  1,000,000  Comverse Technology,
               Inc. Series 144A,
               1 1/2%, 12/1/05*...............................           907,500
    500,000  Mercury Interactive Corp.
               Series 144A,
               4 3/4%, 7/1/07*................................           460,625
    500,000  Rational Software Corp.
               5%, 2/1/07.....................................           495,625
    500,000  Siebel Systems, Inc.
               5 1/2%, 9/15/06................................         1,053,125
    250,000  Veritas Software Corp.
               1.856%, 8/13/06................................           438,438
                                                                      ----------
                                                                       5,182,813

             DRUG (9.3%)
  3,000,000  ALZA Corp. Zero Coupon,
               7/28/20........................................         2,122,500
    500,000  Cor Theraputics, Inc.
               5%, 3/1/07.....................................           551,250
    500,000  Human Genome Sciences,
               Inc. 3 3/4%, 3/15/07...........................           424,375
    250,000  ImClone Systems, Inc.
               5 1/2%, 3/1/05.................................           243,750
    500,000  Invitrogen Corp. Series
               144A, 5 1/2%, 3/1/07*..........................           558,125
    500,000  IVAX Corp.
               5 1/2%, 5/15/07................................           663,750
    600,000  Millennium
               Pharmaceuticals, Inc.
               5 1/2%, 1/15/07................................           677,250
  1,000,000  Teva Pharmaceuticals
               Finance LLC
               1 1/2%, 10/15/05...............................           992,500
                                                                      ----------
                                                                       6,233,500


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Schedule of Investments
================================================================================

  Principal
   Amount                                                               Value
--------------------------------------------------------------------------------

             E-COMMERCE (0.6%)
$   500,000  i2 Technologies, Inc.
               5 1/4%, 12/15/06...............................        $  421,250

             ELECTRICAL
               EQUIPMENT (1.6%)
  1,000,000  Corning Inc. Zero Coupon,
               11/8/15........................................           593,750
    500,000  Semtech Corp.
               4 1/2%, 2/1/07.................................           458,125
                                                                      ----------
                                                                       1,051,875

             ELECTRONICS (5.1%)
    500,000  ACT Manufacturing, Inc.
               7%, 4/15/07....................................           312,500
  1,100,000  Arrow Electronics, Inc.
               Zero Coupon, 2/21/21...........................           493,625
  2,200,000  Sanmina Corp. Zero
               Coupon, 9/12/20................................           830,500
    500,000  SCI Systems, Inc.
               3%, 3/15/07....................................           401,250
    900,000  Solectron Corp. Zero
               Coupon, 5/8/20.................................           478,125
  2,000,000  Solectron Corp. Zero
               Coupon, 11/20/20...............................           945,000
                                                                      ----------
                                                                       3,461,000

             ENTERTAINMENT (3.1%)
  2,000,000  America Online, Inc.
               Zero Coupon, 12/6/19...........................         1,085,000
  2,000,000  Jacor Communications,
               Inc. Zero Coupon,
               2/9/18.........................................         1,032,500
                                                                      ----------
                                                                       2,117,500

             FINANCIAL SERVICES--
               DIVERSIFIED (1.4%)
  1,000,000  Loews Corp.
               3 1/8%, 9/15/07................................           946,250

             FOREIGN
               TELECOMMUNICATIONS
               (1.9%)
  1,000,000  Telefonos de Mexico
               S.A. de CV
               4 1/4%, 6/15/04................................         1,278,750

             HOMEBUILDING (1.5%)
  2,800,000  Lennar Corp. Zero Coupon,
               4/4/21.........................................         1,004,500

             INSURANCE--PROPERTY/
               CASUALTY (4.4%)
  1,000,000  Berkshire Hathaway, Inc.
               1%, 12/2/01....................................         2,940,000

             INTERNET (0.3%)
    300,000  Exodus Communications,
               Inc. 5 1/4%, 2/15/08...........................           196,500

             MEDICAL SERVICES (2.0%)
    500,000  Health Management
               Associates, Inc.
               0.25%, 8/16/20.................................           364,375
  1,000,000  Sunrise Assisted Living,
               Inc. 5 1/2%, 6/15/02...........................           980,000
                                                                      ----------
                                                                       1,344,375

             MEDICAL SUPPLIES (1.3%)
    250,000  Affymetrix, Inc.
               5%, 10/1/06....................................           215,625
    500,000  AmeriSource Health Corp.
               Series 144A,
               5%, 12/1/07*...................................           641,875
                                                                      ----------
                                                                         857,500

             NATURAL GAS--
               DIVERSIFIED (1.3%)
  2,000,000  El Paso Corporation Series
               144A, Zero Coupon,
               2/28/21*.......................................           905,000


--------------------------------------------------------------------------------
6

                                               Value Line Convertible Fund, Inc.

                                                                  April 30, 2001
================================================================================

  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

             OILFIELD SERVICES/
               EQUIPMENT (1.2%)
$   250,000  Hanover Compressor Co.
               4 3/4%, 3/15/08................................        $  273,125
    900,000  Transocean Sedco Forex
               Inc. Zero Coupon,
               5/24/20........................................           564,750
                                                                      ----------
                                                                         837,875

             PETROLEUM--
               INTEGRATED (1.0%)
    500,000  Kerr-McGee Corp.
               5 1/4%, 2/15/10................................           666,875

             PETROLEUM--
               PRODUCING (1.2%)
  1,000,000  Anadarko Petroleum
               Corp. Zero Coupon,
               3/7/20.........................................           806,250

             PRECISION
               INSTRUMENT (1.7%)
  2,002,000  PerkinElmer, Inc. Zero
               Coupon, 8/7/20.................................         1,126,125

             RETAIL--SPECIAL
               LINES (1.5%)
  1,000,000  AnnTaylor Stores Corp.
               0.55%, 6/18/19.................................           506,250
    500,000  Charming Shoppes, Inc.
               7 1/2%, 7/15/06................................           487,500
                                                                      ----------
                                                                         993,750

             SEMICONDUCTOR (5.3%)
    500,000  ASM Lithography Holding
               N.V. Series 144A,
               4 1/4%, 11/30/04*..............................           512,500
    250,000  Burr-Brown Corp.
               4 1/4%, 2/15/07................................           311,562
    500,000  Cypress Semiconductor
               Corp. 4%, 2/1/05...............................           451,250
    500,000  DuPont Photomasks, Inc.
               Zero Coupon, 7/24/04...........................           479,375
    500,000  General Semiconductor,
               Inc. 5 3/4%, 12/15/06..........................           483,125
    250,000  International Rectifier
               Corp. Series 144A,
               4 1/4%, 7/15/07*...............................           250,000
    500,000  Lattice Semiconductor
               Corp. 4 3/4%, 11/1/06..........................           686,250
    500,000  TranSwitch Corp.
               Series 144A,
               4 1/2%, 9/12/05*...............................           375,625
                                                                      ----------
                                                                       3,549,687

             SHOE (1.5%)
  1,000,000  Reebok International Ltd.
               Series 144A,
               4 1/4%, 3/1/21*................................         1,007,500

             TELECOMMUNICATIONS
               EQUIPMENT (4.0%)
    250,000  CIENA Corp.
               3 3/4%, 2/1/08.................................           218,438
    500,000  Gilat Satellite Networks
               Ltd. 4 1/4%, 3/15/05...........................           295,000
  1,000,000  Juniper Networks, Inc.
               4 3/4%, 3/15/07................................           806,250
  1,000,000  L-3 Communications
               Holdings, Inc. Series
               144A, 5 1/4%, 6/1/09*..........................         1,196,250
    250,000  ONI Systems Corp.
               5%, 10/15/05...................................           201,875
                                                                      ----------
                                                                       2,717,813


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Schedule of Investments
================================================================================

  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

             TELECOMMUNICATION
               SERVICES (2.2%)
$ 1,000,000  Bell Atlantic Financial
               Services Inc.
               Series 144A,
               4 1/4%, 9/15/05*...............................       $ 1,007,500
    500,000  ITC DeltaCom, Inc.
               4 1/2%, 5/15/06................................           266,875
    500,000  Level 3 Communications,
               Inc. 6%, 9/15/09...............................           210,625
                                                                     -----------
                                                                       1,485,000

             TRUCKING/
               TRANSPORTATION
               LEASING (1.6%)
  1,000,000  United Parcel Service, Inc.
               1 3/4%, 9/27/07................................         1,042,500

             WIRELESS
               NETWORKING (1.4%)
  1,000,000  RF Micro Devices Inc.
               Series 144A,
               3 3/4%, 8/15/05*...............................           931,250
                                                                     -----------

             TOTAL CONVERTIBLE
               CORPORATE BONDS
               & NOTES
               (Cost $47,073,847) ............................       $49,206,938
                                                                     -----------

   Shares                                                              Value
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (22.7%)
             BANK (3.4%)
     10,000  Banco Comercial
               Portugues S.A.
               $4.00 exchangeable
               Series "A".....................................       $   840,000
     50,000  National Australia Bank
               Ltd. Cap Units 7 7/8%,
               exchangeable Pfd. .............................         1,430,000
                                                                     -----------
                                                                       2,270,000

             CABLE TV (0.6%)
      7,000  Comcast Corp. 2%,
               exchangeable Pfd.
               (exchangeable into
               Sprint Corporation
               PCS Group).....................................           375,375

             ELECTRIC UTILITY--
               EAST (0.5%)
      5,000  Dominion Resources, Inc.
               9 1/2%,  Unit (consisting
               of 1 stock purchase
               contract and 50,000
               par amount of senior
               notes  having a combined
               rate of 9 1/2% per year,
               payable quarterly).............................           325,500

             ELECTRONICS (0.8%)
     20,000  Titan Capital Trust
               5 3/4%, Pfd....................................           575,000

             INSURANCE--
               LIFE (1.4%)
     10,000  MetLife Capital Trust I
               8%, Pfd........................................           915,000


--------------------------------------------------------------------------------
8

                                               Value Line Convertible Fund, Inc.

                                                                  April 30, 2001
================================================================================

   Shares                                                              Value
--------------------------------------------------------------------------------

             PACKAGING &
               CONTAINER (1.8%)
     30,000  Sealed Air Corp.
               $2.00 exchangeable
               Series "A" Pfd.................................       $ 1,216,500

             PHARMACY
               SERVICES (0.6%)
      5,000  Express Scripts, Inc.
                 7%, Pfd.......................................          411,550

             POWER (6.0%)
     10,000  AES Trust III
               6 3/4%, Pfd....................................           745,000
     10,000  AES Trust VII 6%, Pfd............................           612,500
     25,000  Calpine Capital Trust III
               5%, Pfd........................................         1,871,875
     10,000  Mirant Trust I 6.25%,
               Series "A" Pfd.................................           820,000
                                                                     -----------
                                                                       4,049,375

             RAILROAD (1.0%)
     14,500  Union Pacific Capital Trust
               6 1/4%, Pfd....................................           697,812

             TELECOMMUNICATION
               SERVICES (2.5%)
     10,000  BroadWing Inc.
               6 3/4%, Pfd....................................           510,000
     15,000  DECS Trust VI 6 1/4%
               exchangeable Pfd.
               (exchangeable into
               Metromedia Fiber
               Network, Inc.)........ ........................           221,100
      5,000  Global Crossing Ltd.
               6 3/8%, Pfd....................................           261,875
     20,000  MediaOne Group, Inc.
               7%, exchangeable Pfd...........................           658,000
                                                                     -----------
                                                                       1,650,975

             THRIFT (4.1%)
     10,000  Sovereign Capital Trust II
               7 1/2%, Unit (consisting
               of 1 share of 7 1/2%,
               preferred stock and
               1 warrant to purchase
               5.3355 shares of
               common stock)..................................           630,000
     20,000    Washington  Mutual Capital
               Trust I 5 3/8%, Unit
               (consisting  of 1 share
               of 5 3/8% preferred stock
               and 1 warrant)*................................         1,017,500
     15,000  Washington Mutual, Inc.
               8% Pfd.........................................         1,141,500
                                                                     -----------
                                                                       2,789,000
                                                                     -----------

             TOTAL CONVERTIBLE
               PREFERRED STOCKS
               (Cost $14,727,305) ............................        15,276,087
                                                                     -----------


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Schedule of Investments                                           April 30, 2001
================================================================================

  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

CORPORATE BONDS & NOTES (0.3%)
             TELECOMMUNICATION
               SERVICES (0.3%)
 $1,000,000  RCN Corp.
               11 1/8%, 10/15/07..............................       $   202,500
                                                                     -----------

             TOTAL CORPORATE
               BONDS & NOTES
               (Cost $289,759) ...............................           202,500
                                                                     -----------

             TOTAL INVESTMENT
               SECURITIES (96.2%)
               (Cost $62,090,911) ............................       $64,685,525
                                                                     -----------

REPURCHASE AGREEMENT (2.7%)
(including accrued interest)
 $1,800,000  Collateralized by $1,348,000
               U.S. Treasury Notes
               9 1/4%, due 2/15/16, with
               a value of $1,830,124
               (with UBS Warburg LLC,
               4.48%, dated 04/30/01,
               due 05/1/01, delivery
               value $1,800,224)..............................         1,800,224

CASH AND OTHER ASSETS
  IN EXCESS OF LIABILITIES
  (1.1%) .....................................................           754,143
                                                                     -----------

NET ASSETS (100%) ............................................       $67,239,892
                                                                     ===========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  OUTSTANDING SHARE
  $67,239,892 / 5,481,420
  shares outstanding) ........................................            $12.27
                                                                     ===========


* Pursuant to Rule 144A under the Securities Act of 1933, this Security can only be sold to qualified institutional investors.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                               Value Line Convertible Fund, Inc.

Statement of Assets and Liabilities
at April 30, 2001
================================================================================
Assets:
Investment securities, at value
  (Cost--$62,090,911) .....................................          $64,685,525
Repurchase agreement
  (Cost--$1,800,224) ......................................            1,800,224
Cash ......................................................               69,484
Receivable for capital shares sold ........................              422,639
Interest and dividends receivable .........................              371,500
                                                                     -----------
      Total Assets ........................................           67,349,372
                                                                     -----------
Liabilities:
Payable for capital shares repurchased ....................               18,611
Accrued expenses:
  Advisory fee ............................................               40,323
  Service and distribution plan
    fees payable ..........................................               13,441
    Other .................................................               37,105
                                                                     -----------
      Total Liabilities ...................................              109,480
                                                                     -----------
Net Assets ................................................          $67,239,892
                                                                     ===========
Net assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  5,481,420 shares) .......................................          $ 5,481,420
Additional paid-in capital ................................           57,908,736
Undistributed net investment income .......................              334,055
Undistributed net realized gain
  on investments ..........................................              921,067
Net unrealized appreciation
  of investments ..........................................            2,594,614
                                                                     -----------
Net Assets ................................................          $67,239,892
                                                                     ===========
Net Asset Value, Offering and
  Redemption Price per Outstanding
  Share ($67,239,892 / 5,481,420
  shares outstanding) .....................................          $     12.27
                                                                     ===========

Statement of Operations
for the Year Ended April 30, 2001
--------------------------------------------------------------------------------

Investment Income:
Interest ................................................          $  2,170,310
Dividends ...............................................             1,662,357
                                                                   ------------
    Total Income ........................................             3,832,667
                                                                   ------------
Expenses:
Advisory fee ............................................               628,760
Service and distribution plan fee .......................               170,733
Auditing and legal fees .................................                48,300
Transfer agent ..........................................                40,943
Custodian fees ..........................................                33,747
Printing ................................................                25,000
Directors' fees and expenses ............................                21,038
Registration and filing fees ............................                19,386
Insurance, dues and other ...............................                15,946
Postage .................................................                 8,512
Telephone ...............................................                 7,691
                                                                   ------------
    Total Expenses before
      custody credits ...................................             1,020,056
    Less: custody credits ...............................                (6,716)
                                                                   ------------
    Net Expenses ........................................             1,013,340
                                                                   ------------
Net Investment Income ...................................             2,819,327
                                                                   ------------
Net Realized and Unrealized
  Gain (Loss) on Investments:
    Net Realized Gain ...................................               984,177
    Change in Net Unrealized
      Appreciation ......................................           (11,310,861)
                                                                   ------------
Net Realized Gain and Change
  in Net Unrealized Appreciation
  on Investments ........................................           (10,326,684)
                                                                   ------------
Net Decrease in Net Assets from
  Operations ............................................          $ (7,507,357)
                                                                   ============


See Notes to Financial Statements


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended April 30, 2001 and 2000
================================================================================


                                                                  Year Ended      Year Ended
                                                                April 30, 2001  April 30, 2000
                                                                ------------------------------
Operations:
  Net investment income .....................................   $   2,819,327    $   2,409,761
  Net realized gain on investments ..........................         984,177       15,545,541
  Change in net unrealized appreciation (depreciation) ......     (11,310,861)       5,770,571
                                                                ------------------------------
  Net (decrease) increase in net assets from operations .....      (7,507,357)      23,725,873
                                                                ------------------------------

Distributions to Shareholders:
  Net investment income .....................................      (2,864,527)      (2,174,561)
  Net realized gain from investment transactions ............      (9,440,297)              --
                                                                ------------------------------
  Total distributions .......................................     (12,304,824)      (2,174,561)
                                                                ------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................     538,707,043      342,538,029
  Proceeds from reinvestment of distributions to shareholders      10,356,764        1,781,292
  Cost of shares repurchased ................................    (565,770,402)    (331,389,237)
                                                                ------------------------------
  Net (decrease) increase from capital share transactions ...     (16,706,595)      12,930,084
                                                                ------------------------------

Total (Decrease) Increase in Net Assets .....................     (36,518,776)      34,481,396

Net Assets:
  Beginning of year .........................................     103,758,668       69,277,272
                                                                ------------------------------
  End of year ...............................................   $  67,239,892    $ 103,758,668
                                                                ==============================
Undistributed net investment income, at end of year .........   $     334,055    $     379,255
                                                                ==============================

See Notes to Financial Statements.


--------------------------------------------------------------------------------
12

                                               Value Line Convertible Fund, Inc.

Notes to Financial Statements                                     April 30, 2001
================================================================================

1.   Significant Accounting Policies

Value  Line  Convertible  Fund,  Inc.  (the  "Fund")  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund, are valued at fair value as the Board of Directors may determine in good faith. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax basis treatment. Temporary differences do not require reclassification. During the year ended April 30, 2001, as permitted under federal income tax regulations, the Fund elected to defer $395,379 of post-October capital losses to the next taxable year.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Notes to Financial Statements                                     April 30, 2001
================================================================================

had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by $24,729. Additionally, had this principle been in effect during the fiscal year ended April 30, 2001 the Fund estimates that net investment income would have decreased by less than 1(cent) per share, and realized and unrealized gain (loss) per share would have increased by the same amount.

2.   Capital Share Transactions

Transactions in capital stock were as follows:

                                                     Year ended     Year ended
                                                      April 30,     April 30,
                                                        2001          2000
                                                     -------------------------

Shares sold ....................................     35,397,855    22,847,309
Shares issued to shareholders
  in reinvestment of
  dividends ....................................        839,403       119,957
                                                     -------------------------

                                                     36,237,258    22,967,266
Shares repurchased .............................     37,023,830    22,123,684
                                                     -------------------------
Net (decrease) increase ........................       (786,572)      843,582
                                                     =========================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:


                                                                  Year ended
                                                                April 30, 2001
                                                                --------------
PURCHASES:
  Investment Securities ......................................   $37,036,398
                                                                 ============

SALES OR REDEMPTIONS:
  Investment Securities ......................................   $43,098,772
                                                                 ============

At April 30, 2001 the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $63,891,135. The aggregate appreciation and depreciation of investments at April 30, 2001, based on a comparison of investment values and their costs for federal income tax purposes, was $7,748,495 and $5,153,881, respectively, resulting in a net appreciation of $2,594,614.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  with
     Affiliates

An advisory fee of $628,760 was paid or payable to Value Line,
Inc. (the Adviser), for the year ended April 30, 2001. This was computed at the annual rate of 3/4 of 1% of average daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

At a special meeting of shareholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $170,733 were paid or payable to the Distributor under this Plan for the period from July 1 to April 30, 2001.

For the year ended April 30, 2001, the Fund's expenses were reduced by $6,716 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor, are also officers and directors of the Fund.

The Adviser and/or affiliated companies owned 23,005 shares of the Fund's capital stock, representing 0.4% of the outstanding shares at April 30, 2001.


--------------------------------------------------------------------------------
14

                                               Value Line Convertible Fund, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                    Years Ended April 30,
                                              ---------------------------------------------------------------
                                                   2001         2000         1999          1998          1997
                                              ---------------------------------------------------------------
Net asset value, beginning of  year .....        $16.55       $12.77       $14.80        $13.07        $14.10
                                              ---------------------------------------------------------------
  Income (loss) from
    investment operations:
    Net investment income ...............           .51          .43          .57           .65           .70
    Net gains or losses on securities
      (both realized and unrealized) ....         (2.44)        3.75        (1.33)         2.50           .50
                                              ---------------------------------------------------------------
    Total from investment operations ....         (1.93)        4.18         (.76)         3.15          1.20
                                              ---------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ............................          (.51)        (.40)        (.60)         (.67)         (.65)
    Distributions from net realized gains         (1.84)          --         (.67)         (.75)        (1.58)
                                              ---------------------------------------------------------------
    Total distributions .................         (2.35)        (.40)       (1.27)        (1.42)        (2.23)
                                              ---------------------------------------------------------------
Net asset value, end of year ............        $12.27       $16.55       $12.77        $14.80        $13.07
                                              ===============================================================
Total return ............................       -11.38%        33.21%      -4.64%         25.04%         8.80%
                                              ===============================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..       $67,240     $103,759      $69,277       $97,679       $68,684
Ratio of expenses to average net assets .          1.22%(2)     1.00%(2)     1.00%(1)       .98%(1)      1.01%(1)
Ratio of net investment income
  to average net assets .................          3.37%        3.03%        3.98%         4.63%         4.94%
Portfolio turnover rate .................            50%         127%         123%          111%          164%

(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been 1.21% for the year ended April 30, 2001 and .99% for the year ended April 30, 2000.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Report of Independent Accountants
================================================================================

To the Shareholders and Board of Directors of Value Line Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Convertible Fund, Inc. (the "Fund") at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
June 6, 2001


--------------------------------------------------------------------------------
                           Tax Information (unaudited)

For the taxable year ended April 30, 2001, 13.88% of the ordinary income dividends paid by the Fund qualified for the corporate dividends received deduction available to corporate shareholders.

The amount of long term capital gain paid by the Fund for the year ended April 30, 2001 was $1,586,376.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
16

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bruce H. Alston
                      Vice President
                      Bradley T. Brooks
                      Vice President
                      George Graham
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                         #516993